SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Joint Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

PIMCO GLOBAL STOCKSPLUS® & INCOME FUND

PIMCO STRATEGIC INCOME FUND, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2014

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

PIMCO GLOBAL STOCKSPLUS® & INCOME FUND

PIMCO STRATEGIC INCOME FUND, INC.

1633 Broadway

New York, New York 10019

To the Shareholders of AllianzGI Convertible & Income Fund (“NCV”), AllianzGI Convertible & Income Fund II (“NCZ”), AllianzGI Equity & Convertible Income Fund (“NIE”), AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”), PIMCO Global StocksPLUS® & Income Fund (“PGP”) and PIMCO Strategic Income Fund, Inc. (formerly, PIMCO Strategic Global Government Fund, Inc.) (“RCS”) (each a “Fund” and, collectively, the “Funds”):

Notice is hereby given that joint Annual Meetings of Shareholders (each, a “Meeting”) of the Funds will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Thursday, July 17, 2014, with the Meeting to be held at 10:00 A.M., Eastern Time, for NCV and NCZ, at 11:00 A.M., Eastern Time, for NIE, at 1:30 P.M., Eastern Time, for NFJ and at 2:30 P.M., Eastern Time, for PGP and RCS, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect Trustees/Directors of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees/Directors of each Fund has fixed the close of business on May 9, 2014 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the applicable Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees/Directors of each Fund.

By order of the Board of Trustees/Directors of each Fund

Thomas J. Fuccillo
Secretary

New York, New York

June 17, 2014

It is important that your shares be represented at the applicable Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the applicable Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the applicable Meeting to be held as scheduled.

ALLIANZGI CONVERTIBLE & INCOME FUND (“NCV”)

ALLIANZGI CONVERTIBLE & INCOME FUND II (“NCZ”)

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND (“NIE”)

ALLIANZGI NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (“NFJ”)

PIMCO GLOBAL STOCKSPLUS® & INCOME FUND (“PGP”)

PIMCO STRATEGIC INCOME FUND, INC. (“RCS”)

1633 Broadway

New York, New York 10019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE JOINT ANNUAL MEETINGS OF SHAREHOLDERS TO BE HELD ON JULY 17, 2014

This Proxy Statement, and the Annual Reports to Shareholders for the fiscal years ended January 31, 2014 for NIE, NFJ and RCS, February 28, 2014 for NCV and NCZ and March 31, 2014 for PGP are also available at http://us.allianzgi.com/closedendfunds.

PROXY STATEMENT

JUNE 17, 2014

FOR THE JOINT ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2014

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees/Directors (the “Board”) of the shareholders of AllianzGI Convertible & Income Fund (“NCV”), AllianzGI Convertible & Income Fund II (“NCZ”), AllianzGI Equity & Convertible Income (“NIE”), AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”), PIMCO Global StocksPLUS® & Income Fund (“PGP”) and PIMCO Strategic Income Fund, Inc. (formerly, PIMCO Strategic Global Government Fund, Inc.) (“RCS”) (each a “Fund” and, collectively, the “Funds”) of proxies to be voted at the joint Annual Meetings of Shareholders of the Funds and any adjournment(s) or postponement(s) thereof. The term “Meeting” is used throughout this joint Proxy Statement to refer to each of the joint Annual Meeting of Shareholders of NCV and NCZ, the Annual Meeting of Shareholders of NIE, the Annual Meeting of Shareholders of NFJ and the joint Annual Meeting of Shareholders of PGP and RCS, as dictated by the context. Each Meeting will be held at the offices of Allianz Global Investors Fund

Management LLC (“AGIFM” or the “Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on Thursday, July 17, 2014, with the Meeting to be held at 10:00 A.M., Eastern Time, for NCV and NCZ, at 11:00 A.M., Eastern Time, for NIE, at 1:30 P.M., Eastern Time, for NFJ and at 2:30 P.M., Eastern Time, for PGP and RCS.

The Notice of joint Annual Meetings of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about June 17, 2014.

Each Meeting is scheduled as a joint meeting of the holders of all shares of the applicable Fund(s), which consist of holders of common shares of each Fund (the “Common Shareholders”) and holders of preferred shares of NCV and NCZ (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. The Shareholders of each Fund will vote on the applicable proposal set forth herein (the “Proposal”) and on any other matters that may properly be presented for vote by the Shareholders of that Fund. The outcome of voting by the Shareholders of one Fund does not affect the outcome for any other Fund.

The Board of each Fund has fixed the close of business on May 9, 2014 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the applicable Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees/Directors. The following table sets forth the number of shares of common stock (“Common Shares”) and shares of preferred stock (“Preferred Shares” and, together with the Common Shares, the “Shares”) issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares
NCV	87,316,495	14,280
NCZ	73,632,129	10,960
NIE	27,708,965	N/A
NFJ	94,524,325	N/A
PGP	10,434,635	N/A
RCS	41,214,771	N/A

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.

At the Meeting, the election of certain Trustees (the “Preferred Shares Trustees”) of NCV and NCZ will be voted on exclusively by the applicable Fund’s Preferred Shareholders. On each other proposal to be brought before the Meeting (including the election of the nominees other than the Preferred Shares Trustees by all Shareholders), the Preferred Shareholders, if any, will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. As summarized in the table below:

NCV:

The Common and Preferred Shareholders of NCV, voting together as a single class, have the right to vote on the re-election of Bradford K. Gallagher as a Trustee of NCV; and the Preferred Shareholders of NCV, voting as a separate class, have the right to vote on the re-election of James A. Jacobson as a Trustee of the Fund.

NCZ:

The Common and Preferred Shareholders of NCZ, voting together as a single class, have the right to vote on the re-election of Bradford K. Gallagher and Deborah A. DeCotis as Trustees of NCZ; and the Preferred Shareholders of NCZ, voting as a separate class, have the right to vote on the re-election of James A. Jacobson as a Trustee of the Fund.

NIE:

The Common Shareholders of NIE, voting as a single class, have the right to vote on the re-election of Alan Rappaport, Hans W. Kertess and William B. Ogden, IV as Trustees of NIE.

NFJ:

The Common Shareholders of NFJ, voting as a single class, have the right to vote on the re-election of Alan Rappaport and John C. Maney as Trustees of NFJ.

PGP:

The Common Shareholders of PGP, voting as a single class, have the right to vote on the re-election of Alan Rappaport and John C. Maney as Trustees of PGP.

RCS:

The Common Shareholders of RCS, voting as a single class, have the right to vote on the re-election of Hans W. Kertess, John C. Maney and Bradford K. Gallagher as Directors of RCS.

Summary

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees/Directors

NCV
Independent Trustees/Nominees*
Re-election of James A. Jacobson	N/A	✓
Re-election of Bradford K. Gallagher	✓	✓

NCZ
Independent Trustees/Nominees*
Re-election of James A. Jacobson	N/A	✓
Re-election of Bradford K. Gallagher	✓	✓
Re-election of Deborah A. DeCotis	✓	✓

NIE
Independent Trustees/Nominees*
Re-election of Alan Rappaport	✓	N/A
Re-election of Hans W. Kertess	✓	N/A
Re-election of William B. Ogden, IV	✓	N/A

NFJ
Independent Trustee/Nominee*
Re-election of Alan Rappaport	✓	N/A
Interested Trustee/Nominee
Re-election of John C. Maney**	✓	N/A

PGP
Independent Trustee/Nominee*
Re-election of Alan Rappaport	✓	N/A
Interested Trustee/Nominee
Re-election of John C. Maney**	✓	N/A

RCS
Independent Directors/Nominees*
Re-election of Hans W. Kertess	✓	N/A
Re-election of Bradford K. Gallagher	✓	N/A
Interested Director/Nominee
Re-election of John C. Maney**	✓	N/A

*	“Independent Trustees,” “Independent Directors” or “Independent Nominees” are those Trustees/Directors or nominees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund.
**	Mr. Maney is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of Trustees/Directors listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call 1-800-254-5197 for information on how to obtain directions to be able to attend the Meeting and vote in person. If any proposal, other than the Proposals set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019. AGIFM serves as the investment manager of each Fund and retains its affiliates, NFJ Investment Group LLC (“NFJ Group”) to serve as a sub-adviser with respect to a portion of the assets of NFJ, Allianz Global Investors U.S. LLC (“AllianzGI”) to serve as a sub-adviser to NIE, NCV and NCZ and with respect to a portion of the assets of NFJ, and Pacific Investment Management Company LLC (“PIMCO”) to serve as the sub-adviser to PGP and RCS. NFJ Group, AllianzGI and PIMCO are collectively referred to as the “Sub-Advisers.” Additional information regarding the Manager and the Sub-Advisers may be found under “Additional Information — Investment Manager and Sub-Advisers” below.

The solicitation will be primarily by mail and the cost of soliciting proxies for a Fund will be borne individually by each Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by each Fund based on its relative net assets.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019, or by calling 1-800-254-5197 on any business day.

As of the Record Date, the Trustees/Directors, nominees and officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares and, to the knowledge of the Funds, no person beneficially owned more than five percent (5%) of the outstanding Shares of PGP or RCS, and the following entities beneficially owned more than five percent (5%) of a class of NCV, NCZ, NIE or NFJ:

Beneficial Owner	Fund	Percentage of Ownership of Class
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	NCV	10.12% of Common Shares

UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	NCV	56.41% of Preferred Shares

First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	NCZ	9.68% of Common Shares

UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland Wheaton, Illinois 60187	NCZ	51.41% of Preferred Shares

First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	NIE	10.52% of Common Shares

Morgan Stanley Morgan Stanley Smith Barney LLC 1585 Broadway New York, New York 10036	NFJ	8.30% of Common Shares

PROPOSAL: ELECTION OF TRUSTEES/DIRECTORS

In accordance with RCS’ Articles of Incorporation, as amended (the “Articles”), and with each of the other Funds’ Amended and Restated Agreement and Declarations of Trust (each a “Declaration”), the Trustees/Directors have been divided into the following three classes (each a “Class”): Class I, Class II and Class III. The Nominating Committee has recommended the nominees listed herein for re-election as Trustees/Directors by the Shareholders of the Funds.

NCV. With respect to NCV, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2015-2016 fiscal year (i.e., the annual meeting for the fiscal year running from March 1, 2015 through February 28, 2016); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2016-2017 fiscal year. Currently, James A. Jacobson and Bradford K. Gallagher are Class II Trustees. The Nominating Committee has recommended to the Board that Mr. Gallagher be nominated for re-election by the Common and Preferred Shareholders, voting as a single class, as a Class II Trustee at the Meeting and that Mr. Jacobson be nominated for re-election by the Preferred Shareholders, voting as a separate class, as a Class II Trustee at the Meeting. Consistent with the Fund’s Declaration, if re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Jacobson and Gallagher will serve terms consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2017-2018 fiscal year.

NCZ. With respect to NCZ, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2015-2016 fiscal year (i.e., the annual meeting for the fiscal year running from March 1, 2015 through February 28, 2016); and the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2016-2017 fiscal year. Currently, James A. Jacobson, Bradford K. Gallagher and Deborah A. DeCotis are Class II Trustees. The Nominating Committee has recommended to the Board that Mr. Gallagher and Ms. DeCotis be nominated for re-election by the Common and Preferred Shareholders, voting as a single class, as Class II Trustees at the Meeting and that Mr. Jacobson be nominated for re-election by the Preferred Shareholders, voting as a separate class, as a Class II Trustee at the Meeting. Consistent with the Fund’s Declaration, if re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Jacobson and Gallagher and Ms. DeCotis will serve terms consistent with the Class II Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2017-2018 fiscal year.

NIE. With respect to NIE, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2015-2016 fiscal year (i.e., the annual meeting for the fiscal year running from February 1, 2015 through January 31, 2016); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders for the 2016-2017 fiscal year. Currently, Alan Rappaport, Hans W. Kertess and William B. Ogden, IV are Class I Trustees. The Nominating Committee has recommended to the Board that Messrs. Rappaport, Kertess and Ogden be nominated for re-election as Class I Trustees at the Meeting. Consistent with the Fund’s Declaration, if re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Rappaport, Kertess and Ogden will serve terms consistent with the Class I Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2017-2018 fiscal year.

NFJ. With respect to NFJ, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2015-2016 fiscal year (i.e., the annual meeting for the fiscal year running from February 1, 2015 through January 31, 2016); and the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2016-2017 fiscal year. Currently, Alan Rappaport and John C. Maney are Class III Trustees. The Nominating Committee has recommended to the Board that Messrs. Rappaport and Maney be nominated for re-election as Class III Trustees at the Meeting. Consistent with the Fund’s Declaration, if re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Rappaport and Maney will serve terms consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2017-2018 fiscal year.

PGP. With respect to PGP, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the annual meeting of Shareholders for the 2015-2016 fiscal year (i.e., the annual meeting for the fiscal year running from April 1, 2015 through March 31, 2016); and the term of office of the Class II Trustees will expire at the annual meeting of Shareholders for the 2016-2017 fiscal year. Currently, Alan Rappaport and John C. Maney are Class III Trustees. The Nominating Committee has recommended to the Board that Messrs. Rappaport and Maney be nominated for re-election as Class III Trustees at the Meeting. Consistent with the Fund’s Declaration, if re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Rappaport and Maney will serve terms consistent with the Class III Trustees, which will expire at the Fund’s annual meeting of Shareholders for the 2017-2018 fiscal year.

RCS. With respect to RCS, the term of office of the Class II Directors will expire at the Meeting; the term of office of the Class III Directors will expire at the annual meeting of Shareholders for the 2015-2016 fiscal year (i.e., the annual meeting for the fiscal year running from February 1, 2015 through January 31, 2016); and the term of office of the Class I Directors will expire at the annual meeting of Shareholders for the 2016-2017 fiscal year. Currently, Hans W. Kertess, John C. Maney and Bradford K. Gallagher are Class II Directors. The Nominating Committee has recommended to the Board that Messrs. Kertess, Maney and Gallagher be nominated for re-election as Class II Directors at the Meeting. Consistent with the Fund’s Articles, if re-elected, the nominees shall hold office for terms coinciding with the Classes of Directors to which they have been designated. Therefore, if re-elected at the Meeting, Messrs. Kertess, Maney and Gallagher will serve terms consistent with the Class II Directors, which will expire at the Fund’s annual meeting of Shareholders for the 2017-2018 fiscal year.

All members of the Board of each of NCV, NCZ, NIE, NFJ and PGP are and will remain, if re-elected, “Continuing Trustees,” as such term is defined in the Declaration of the applicable Fund, having either served as Trustee since the inception of the Fund or for thirty-six months, or having been nominated by at least a majority of the Continuing Trustees then members of the Board. Each member of the Board of RCS, is and, if re-elected, will remain a “Continuing Director,” as such term is defined in the Articles of that Fund, each such Director not being a person or an affiliated person of a person who is entering into or proposing to enter into certain transactions with the Fund, as specified in the Articles, and having either served as a Director for a period of at least twelve months or being a successor to a Continuing Director.

At any annual meeting of Shareholders, any Trustee/Director elected to fill a vacancy that has arisen since the preceding annual meeting of Shareholders (whether or not such vacancy has been filled by election of a new Trustee/Director by the Board) shall hold office for a term that coincides with the remaining term of the Class of Trustees/Directors to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees/Directors, and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees/Directors, any Trustee/Director so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee/Director to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

The following table summarizes the nominees who will stand for election at the Meeting, the respective Classes of Trustees/Directors to which they have been designated and the expiration of their respective terms if elected:

Trustee/Director/Nominee	Class	Expiration of Term if Elected[1]
NCV
James A. Jacobson	Class II	Annual Meeting for the 2017-2018 fiscal year
Bradford K. Gallagher	Class II	Annual Meeting for the 2017-2018 fiscal year

NCZ
James A. Jacobson	Class II	Annual Meeting for the 2017-2018 fiscal year
Bradford K. Gallagher	Class II	Annual Meeting for the 2017-2018 fiscal year
Deborah A. DeCotis	Class II	Annual Meeting for the 2017-2018 fiscal year

NIE
Alan Rappaport	Class I	Annual Meeting for the 2017-2018 fiscal year
Hans W. Kertess	Class I	Annual Meeting for the 2017-2018 fiscal year
William B. Ogden	Class I	Annual Meeting for the 2017-2018 fiscal year

Trustee/Director/Nominee	Class	Expiration of Term if Elected[1]
NFJ
Alan Rappaport	Class III	Annual Meeting for the 2017-2018 fiscal year
John C. Maney[2]	Class III	Annual Meeting for the 2017-2018 fiscal year

PGP
Alan Rappaport	Class III	Annual Meeting for the 2017-2018 fiscal year
John C. Maney[2]	Class III	Annual Meeting for the 2017-2018 fiscal year

RCS
Hans W. Kertess	Class II	Annual Meeting for the 2017-2018 fiscal year
John C. Maney[2]	Class II	Annual Meeting for the 2017-2018 fiscal year
Bradford K. Gallagher	Class II	Annual Meeting for the 2017-2018 fiscal year

[1]

A Trustee/Director of a Fund elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

[2]	Mr. Maney is an Interested Trustee/Director/Nominee.

Under this classified Board structure, generally only those Trustees/Directors in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees/Directors of the Fund, and thus promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to leave a vacancy).

Information about the Pending Addition of Another Interested Trustee/Director to the Boards of PGP and RCS

The forgoing Trustees/Directors are the full slate of nominees proposed for re-election at the Meeting. It is noted, however, that the Boards of PGP and RCS have separately nominated and conditionally appointed Craig A. Dawson, a Managing Director and Head of Strategic Business Management of PIMCO, as an interested Trustee of those Funds, subject to approval by Shareholders of each of PGP and RCS of a proposed new investment management agreement between each of PGP and RCS and PIMCO (the “Proposed Agreement”). The solicitation of Shareholders of PGP and RCS regarding the Proposed Agreement is being made via a separate proxy statement, which was mailed to Shareholders of PGP and RCS on or around April 21, 2014. The special meeting of Shareholders of PGP and RCS to consider the Proposed Agreement was originally scheduled to be held on June 9,

2014, and has been adjourned to July 10, 2014. Mr. Dawson would take office as a Trustee for PGP or RCS upon the effectiveness of the Fund’s Proposed Agreement, which is expected to occur at a later date chosen by PIMCO, the Manager and PGP and RCS after approval of the Proposed Agreement by Shareholders of those Funds. Mr. Dawson would become a Class I Trustee of PGP and a Class III Director of RCS. If his appointment takes effect, because he will have been appointed without a vote of Shareholders of PGP or RCS, Mr. Dawson will have to be presented for election by Shareholders of PGP and RCS at the annual Shareholders meeting that takes place during the 2015-2016 fiscal year.

Trustees/Directors and Officers

The business of each Fund is managed under the direction of the Fund’s Board of Trustees/Directors. Subject to the provisions of each Fund’s Declaration or Articles, as applicable, its By-Laws and applicable state law, the Trustees/Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

Board Leadership Structure — Currently, the Board of Trustees/Directors of each Fund consists and, assuming the nominees are elected as proposed, will continue to consist, of seven Trustees/Directors, six of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Manager (the “Independent Trustees/Directors”). An Independent Trustee/Director serves as Chairman of the Trustees/Directors and is selected by a vote of the majority of the Independent Trustees/Directors. The Chairman presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees/Directors generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees/Directors of each Fund meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees/Directors regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees/Directors has established four standing Committees to facilitate oversight of the management of each Fund: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “ — Board Committees and Meetings.” The membership of each Committee consists of all of the Independent Trustees/Directors, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees/Directors and Committee membership limited to Independent Trustees/Directors, is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and relevant Sub-Advisers in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Fund Complex (defined below), the variety of asset classes those portfolios include, the net assets of each Fund and the Fund Complex and the management and other service arrangements of each Fund and the Fund Complex. The Board also believes that its structure, including the presence of one Trustee/Director who is an executive with various Manager-affiliated entities, facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees/Directors.

Risk Oversight — Each of the Funds has retained the Manager and the relevant Sub-Adviser to provide investment advisory services, and, in the case of the Manager, administrative services, and these service providers are principally responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager and its affiliates serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Sub-Advisers employ different processes, procedures and controls to identify and manage different types of risks that may affect the Funds. The Board oversees the performance of these functions by the Manager and Sub-Advisers, both directly and through the Committee structure it has established. The Board receives from the Manager and Sub-Advisers a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment risks, custody and valuation of Fund assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. The Board has emphasized to the Manager and the Sub-Advisers the importance of maintaining vigorous risk-management programs and procedures.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees/Directors, interacts with individuals within the Manager’s organization, including its Head of Risk Management, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information.

Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Information Regarding Trustees/Directors and Nominees.

The following table provides information concerning the Trustees/Directors/Nominees of the Funds.

Name, Address*, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director Nominee	Other Directorships Held by Trustee/ Director Nominee
Independent Trustees/Directors/Nominees

Deborah A. DeCotis 1952 NCV — Class III NCZ — Class II NIE — Class III NFJ — Class II PGP — Class II RCS — Class III	Trustee Nominee, Trustee Trustee Trustee Trustee Director	Since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008). Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2011.	80	None

Name, Address*, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director Nominee	Other Directorships Held by Trustee/ Director Nominee
Bradford K. Gallagher 1944		Since 2010	Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Chairman and Trustee, The Common Fund (2005-2014); and Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).	62	Formerly, Chairman and Trustee, The Common Fund (2005-2014); Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)
NCV — Class II	Nominee, Trustee
NCZ — Class II	Nominee, Trustee
NIE — Class III	Trustee
NFJ — Class II	Trustee
PGP — Class II	Trustee
RCS — Class II	Nominee, Director

James A. Jacobson 1945		Since 2009	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange. Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2009.	62	Trustee, Alpine Mutual Funds Complex consisting of 17 funds
NCV — Class II	Nominee, Trustee
NCZ — Class II	Nominee, Trustee
NIE — Class II	Trustee
NFJ — Class II	Trustee
PGP — Class II	Trustee
RCS — Class I	Director

Hans W. Kertess 1939	Trustee and Chairman of the Board		President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets. Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2000.	62	None
NCV — Class I	Trustee	NCV — Since 2004
NCZ — Class III	Trustee	NCZ — Since 2003
NIE — Class I	Nominee, Trustee	NIE — Since inception (2007)
NFJ — Class I	Trustee	NFJ — Since inception (2005)
PGP — Class I	Trustee	PGP — Since 2005
RCS — Class II	Nominee, Director	RCS — Since 2008

Name, Address*, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director Nominee	Other Directorships Held by Trustee/ Director Nominee
William B. Ogden, IV 1945			Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc. Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2006	62	None
NCV — Class I	Trustee	NCV — Since 2006
NCZ — Class I	Trustee	NCZ — Since 2006
NIE — Class I	Nominee, Trustee	NIE — Since 2007
NFJ — Class I	Trustee	NFJ — Since 2006
PGP — Class I	Trustee	PGP — Since 2006
RCS — Class I	Director	RCS — Since 2008

Alan Rappaport 1953		Since June 2010	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School	62	None
NCV — Class I	Trustee
NCZ — Class I	Trustee
NIE — Class I	Nominee, Trustee
NFJ — Class III	Nominee, Trustee
PGP — Class III	Nominee, Trustee
RCS — Class III	Director
of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007). Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2010.

Name, Address*, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director Nominee	Other Directorships Held by Trustee/ Director Nominee
Interested Trustee/Director/Nominee
John C. Maney† 1959			Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Trustee/Director of the funds	80	None
NCV — Class III	Trustee	NCV — Since 2006
NCZ — Class III	Trustee	NCZ — Since 2006
NIE — Class II	Trustee	NIE — Since inception (2007)
NFJ — Class III	Nominee, Trustee	NFJ — Since 2006
PGP — Class III	Nominee, Trustee	PGP — Since 2006
RCS — Class II	Nominee, Director	RCS — Since 2008
in the Allianz/PIMCO Fund Complex since 2006.

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.
†	Mr. Maney is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by each Trustee/Director and nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustee/Director or nominee in the “family of investment companies,” including the Funds.

Name of Trustee/ Director/Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee/Directors/Nominee in the Family of Investment Companies*
Independent Trustees/Directors/Nominees
Deborah A. DeCotis	None	Over $100,000
Bradford K. Gallagher	None	Over $100,000
James A. Jacobson	None	Over $100,000
Hans W. Kertess	None	Over $100,000
William B. Ogden, IV	None	Over $100,000
Alan Rappaport	None	Over $100,000
Interested Trustee/Director
John C. Maney	None	Over $100,000

*	Securities are valued as of the Record Date.

To the knowledge of the Funds, as of the Record Date, Trustees/Directors and nominees who are Independent Trustees/Directors or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Compensation. Each of the Independent Trustees/Directors also serves as a trustee/director of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PCM Fund, Inc., PIMCO Dynamic Income Fund and PIMCO Dynamic Credit Income Fund, each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-advisers (together, the “Allianz Closed-End Funds”); as well as AllianzGI Managed Accounts Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT (together with the Allianz Closed-End Funds, the “Allianz Managed Funds”). As indicated below, certain of the officers of the Funds are affiliated with the Manager. Currently, each of the Allianz Managed Funds is expected to hold joint meetings of their Boards of Trustees/Directors whenever possible. Each Trustee/Director, other than any Trustee/Director who is a director, officer, partner or employee of the Manager, a Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or a Sub-Adviser, receives annual compensation of $250,000 for service on the Boards of all of the Allianz Managed Funds, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 per year, payable quarterly. Trustees/Directors are also reimbursed for meeting-related expenses.

Each Trustee’s/Director’s compensation and other costs in connection with joint meetings are allocated among the Allianz Closed-End Funds, AllianzGI Managed Accounts Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as applicable, on the basis of fixed percentages as between such groups of funds. Trustee/Director compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the Funds) based on the complexity of issues relating to each such fund and relative time spent by the Trustees/Directors in addressing them, and on each such fund’s relative net assets.

Trustees/Directors do not currently receive any pension or retirement benefits from the Funds or the Fund Complex.

The following table provides information concerning the compensation paid to the Trustees/Directors and nominees for the fiscal years ended January 31, 2014 for NFJ, NIE and RCS, February 28, 2014 for NCV, NCZ and March 31, 2014 for PGP. For the calendar year ended December 31, 2013, the Trustees/Directors received the compensation set forth in the table below for serving as Trustees/Directors of the Funds and other funds in the same “Fund Complex” as the Funds. Each officer and each Trustee/Director who is a director, officer, partner, member or employee of the Manager or a Sub-Adviser, or of any entity controlling, controlled by or under common control with the Manager or a Sub-Adviser, including any Interested Trustee/Director, serves without any compensation from the Funds.

Name of Trustees/ Directors/Nominees	Aggregate Compensation from NFJ for the Fiscal Year Ended January 31, 2014	Aggregate Compensation from NIE for the Fiscal Year Ended January 31, 2014	Aggregate Compensation from RCS for the Fiscal Year Ended January 31, 2014	Aggregate Compensation from NCV for the Fiscal Year Ended February 28, 2014	Aggregate Compensation from NCZ for the Fiscal Year Ended February 28, 2014
Independent Trustees/Directors/Nominees
Deborah A. DeCotis	$13,939	$3,811	$2,862	$8,772	$6,749
Bradford K. Gallagher	$13,939	$3,811	$2,862	$8,772	$6,749
James A. Jacobson	$16,749	$4,579	$3,439	$10,540	$8,110
Hans W. Kertess	$18,127	$4,946	$3,722	$11,407	$8,777
William B. Ogden, IV	$13,939	$3,811	$2,862	$8,772	$6,749
Alan Rappaport	$13,939	$3,811	$2,862	$8,772	$6,749
Interested Trustee/Director
John C. Maney	$0	$0	$0	$0	$0

Name of Trustees/ Directors/Nominees	Aggregate Compensation from PGP for the Fiscal Year Ended March 31, 2014	Total Compensation from the Funds and Fund Complex Paid to Trustees/Directors/ Nominees for the Calendar Year Ended December 31, 2013*
Independent Trustees/Directors/Nominees
Deborah A. DeCotis	$1,211	$250,000
Bradford K. Gallagher	$1,211	$250,000
James A. Jacobson	$1,453	$300,000
Hans W. Kertess	$1,575	$325,000
William B. Ogden, IV	$1,211	$250,000
Alan Rappaport	$1,211	$250,000
Interested Trustee/Director
John C. Maney	$0	$0

*	In addition to the Allianz Closed-End Funds, during each Fund’s most recently completed fiscal year, all of the Trustees/Directors served as Trustees/Directors of three open-end investment companies (each consisting of separate investment portfolios) advised by the Manager. These investment companies are considered to be in the same “Fund Complex” as the Funds.

The Funds have no employees. The Funds’ officers and Mr. Maney are compensated by the Manager, the Sub-Adviser or one of their affiliates.

Trustee/Director Qualifications — The Board has determined that each Trustee/Director is qualified to serve as such based on several factors (none of which alone is decisive). Each Trustee/Director has served in such role for several years and is knowledgeable about the Funds’ business and service provider arrangements, and has also served for several years as a trustee or director to a number of other investment companies advised by the Manager and its affiliates. Among the factors the Board considered when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee/Director, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee/Director of the Funds. The following is a summary of various qualifications, experiences and skills of each Trustee/Director (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Funds with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (the “NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Funds with significant financial expertise, serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees/Directors and as a facilitator of communication with the Manager.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for, and provide mergers and acquisition advisory services to, asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently an Adjunct Professor at New York University Stern School of Business.

Board Committees and Meetings.

Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis, each of whom is an Independent Trustee/Director. Mr. Jacobson is the Chairman of each Fund’s Audit Oversight Committee.

Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves non-audit services to be performed by the auditors for certain affiliates, including the Manager, the Sub-Adviser, and entities in a control relationship with the Manager or the Sub-Adviser, that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.

Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through June 14, 2011 is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of NFJ, NIE and RCS, dated March 25, 2014, is attached to this Proxy Statement as Exhibit B-1. A report of the Audit Oversight Committee of NCV, and NCZ, dated April 22, 2014, is attached to this Proxy Statement as Exhibit B-2. A report of the Audit Oversight Committee of PGP, dated May 22, 2014 is attached to this Proxy Statement as Exhibit B-3.

Nominating Committee. The Board of each Fund has a Nominating Committee composed solely of Independent Trustees/Directors, currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden, and Rappaport and Ms. DeCotis. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees/Directors are to be nominated for election by Shareholders. The Nominating Committee of each Fund has adopted a charter, which is posted on the following website: http://us.allianzgi.com/closedendfunds.

Each member of each Fund’s Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustee/Directors Nominees. The Nominating Committee of each Fund requires that Trustee/Director candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board,

(ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees/Directors, (ii) the Fund’s officers, (iii) the Fund’s Shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee of each Fund may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustees/Directors, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the Allianz Global Investors Fund Management Sponsored Closed-End Funds,” which are set forth as Appendix B to the Funds’ Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee/Director if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter for each Fund, which is available at http://us.allianzgi.com/closedendfunds, for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Diversity. The Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee/Director. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Valuation Committee. The Board of each Fund has a Valuation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. Mr. Ogden is the Chair of each Fund’s Valuation Committee. The

Valuation Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee. The Board of each Fund has a Compensation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees/Directors of the Fund who are not directors, officers, partners or employees of the Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser.

Meetings.

With respect to NCV, during the fiscal year ended February 28, 2014, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session three times, the Nominating Committee met in separate session one time, the Valuation Committee met in separate session four times and the Compensation Committee met in separate session one time. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NCV that were held during the fiscal year ended February 28, 2014.

With respect to NCZ, during the fiscal year ended February 28, 2014, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session three times, the Nominating Committee met in separate session one time, the Valuation Committee met in separate session four times and the Compensation Committee met in separate session one time. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NCZ that were held during the fiscal year ended February 28, 2014.

With respect to NIE, during the fiscal year ended January 31, 2014, the Board of Trustees held four regular meetings and four special meetings. The Audit Oversight Committee met in separate session four times, the Nominating Committee met in separate session one time, the Valuation Committee met in separate session four times and the Compensation Committee met in separate session one time. Each

Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NIE that were held during the fiscal year ended January 31, 2014.

With respect to NFJ, during the fiscal year ended January 31, 2014, the Board of Trustees held four regular meetings and three special meetings. The Audit Oversight Committee met in separate session four times, the Nominating Committee met in separate session one time, the Valuation Committee met in separate session four times and the Compensation Committee met in separate session one time. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NFJ that were held during the fiscal year ended January 31, 2014.

With respect to PGP, during the fiscal year ended March 31, 2014, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session three times, the Nominating Committee met in separate session one time, the Valuation Committee met in separate session five times and the Compensation Committee met in separate session one time. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PGP that were held during the fiscal year ended March 31, 2014.

With respect to RCS, during the fiscal year ended January 31, 2014, the Board of Directors held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session four times, the Nominating Committee met in separate session one time, the Valuation Committee met in separate session four times and the Compensation Committee met in separate session one time. Each Director attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Director served for RCS that were held during the fiscal year ended January 31, 2014.

The Trustees/Directors do not attend the annual shareholder meetings.

Shareholder Communications with the Board of Trustees/Directors. The Board of Trustees of each Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees/Directors, [name of Fund], c/o Thomas J. Fuccillo, Chief Legal Officer (“CLO”), Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO of each Fund or his designee is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees/

Directors promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee/Director of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees/Directors are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance. Each Fund’s Trustees/Directors and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who beneficially own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, each Fund believes that each of the Trustees/Directors, relevant officers, investment advisers and relevant affiliated persons of the investment advisers and the persons who beneficially own more than 10% of any class of outstanding securities of a Fund has complied with all applicable filing requirements during each Fund’s respective fiscal year, except, due to administrative oversight, four late Form 3 filings were made in February 2014 for Susan King, an affiliated person of each of NFJ, NIE, NCV, and NCZ.

Required Vote. The re-election of Mr. Gallagher to the Board of Trustees of NCV and of Mr. Gallagher and Ms. DeCotis to the Board of Trustees of NCZ will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The re-election of Mr. Jacobson to the Boards of Trustees of NCV and NCZ will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the relevant Fund cast in the election of the Preferred Shares Trustees at the Meeting, in person or by proxy. The re-election of Messrs. Rappaport, Kertess and Ogden to the Board of Trustees of NIE, of Messrs. Rappaport and Maney to the Boards of Trustees of NFJ and PGP, and of Messrs. Kertess, Maney and Gallagher to the Board of Directors RCS will require the affirmative vote of a plurality of the votes of the Common Shareholders of the relevant Fund cast in the election of Trustees at the meeting, in person or by proxy.

THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds. The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of NFJ, NCV, NCZ, NIE and PGP hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers of RCS shall be elected or appointed by the Board of Directors each year at its first meeting held after the annual meeting of Shareholders, or at any other time. Officers serve at the pleasure of the Board. Each such officer shall hold office until his or her successor shall have been duly elected or appointed and qualified, or until his death, or until he or she shall have resigned or have been removed. Officers and employees of the Funds who are principals, officers, members or employees of the Manager or the Sub-Advisers are not compensated by the Funds.

Name, Address* and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julian F. Sluyters 1961	President & Chief Executive Officer	NCV — Since 2014 NCZ — Since 2014 NIE — Since 2014 NFJ — Since 2014 PGP — Since 2014 RCS — Since 2014	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director, and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 80 funds in the Fund Complex; Trustee of 18 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

Lawrence G. Altadonna 1966	Treasurer, Principal Financial and Accounting Officer	NCV — Since 2003 NCZ — Since 2003 NIE — Since inception (2007) NFJ — Since inception (2005) PGP — Since inception (2005) RCS — Since June 2008	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Name, Address* and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo 1968	Vice President, Secretary and Chief Legal Officer	NCV — Since 2004 NCZ — Since 2004 NIE — Since inception (2007) NFJ — Since inception (2005) PGP — Since inception (2005) RCS — Since 2008	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 1975	Chief Compliance Officer	Since 2013	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 78 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Lagan Srivastava 1977	Assistant Secretary	NCV — Since 2006 NCZ — Since 2006 NIE — Since inception (2007) NFJ — Since 2006 PGP — Since 2006 RCS — Since 2008	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran 1961	Assistant Treasurer	NCV — Since 2008 NCZ — Since 2008 NIE — Since 2008 NFJ — Since 2008 PGP — Since 2008 RCS — Since 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974	Assistant Treasurer	Since 2011	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.

Scott Whisten 1971	Assistant Treasurer	Since 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.

*	Unless otherwise noted, the address of the Funds’ officers is Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager and Sub-Advisers. The Manager, located at 1633 Broadway, New York, New York 10019, serves as the investment manager of the Funds and is responsible for managing the Funds’ business affairs and administrative matters. The Manager retains its affiliates AllianzGI as Sub-Adviser to NCV, NCZ, NIE and with respect to a portion of the assets of NFJ, NFJ Group as Sub-Adviser with respect to a portion of the assets of NFJ, and PIMCO as Sub-Adviser to PGP and RCS. AllianzGI, the indirect parent company of NFJ Group, is an investment adviser based in New York, Dallas and San Diego. AllianzGI‘s principal place of business is located at 1633 Broadway, New York, New York 10019. NFJ Group is located at 2100 Ross Avenue, Suite 1840, Dallas, Texas 75201. PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. The Manager and the Sub-Advisers are each majority-owned indirect subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

Independent Registered Public Accounting Firm. The Audit Oversight Committee of each Fund’s Board and the full Board of each Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal years ending January 31, 2014 for NIE, NFJ and RCS, February 28, 2014 for NCV, NCZ and March 31, 2014 for PGP. PwC served as the independent registered public accounting firm of each Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and the Sub-Advisers serve as investment adviser or sub-advisers. PwC is located at 300 Madison Avenue, New York, New York 10017 and at 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197 (RCS only). None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds.

A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, the Sub-Adviser and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of each Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or by a delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years, the Audit Fees billed by PwC are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
NIE	January 31, 2014	$60,000
	January 31, 2013	$59,000
NFJ	January 31, 2014	$74,000
	January 31, 2013	$71,775
RCS	January 31, 2014	$80,000
	January 31, 2013	$80,000
NCV	February 28, 2014	$65,000
	February 29, 2013	$60,000
NCZ	February 28, 2014	$65,000
	February 29, 2013	$60,000
PGP	March 31, 2014	$83,000
	March 31, 2013	$80,000

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for each Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to that Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
NIE	January 31, 2014	$0
	January 31, 2013	$0
NFJ	January 31, 2014	$0
	January 31, 2013	$0
RCS	January 31, 2014	$0
	January 31, 2013	$0
NCV	February 28, 2014	$10,000
	February 29, 2013	$10,000
NCZ	February 28, 2014	$16,000
	February 29, 2013	$16,000
PGP	March 31, 2014	$0
	March 31, 2013	$0

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to each Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds:

Fund	Fiscal Year Ended	Tax Fees
NIE	January 31, 2014	$14,160
	January 31, 2013	$15,000
NFJ	January 31, 2014	$15,990
	January 31, 2013	$15,530
RCS	January 31, 2014	$15,990
	January 31, 2013	$15,530
NCV	February 28, 2014	$15,360
	February 29, 2013	$14,910
NCZ	February 28, 2014	$15,360
	February 29, 2013	$14,910
PGP	March 31, 2014	$15,990
	March 31, 2013	$15,530

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below:

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
NIE	January 31, 2014	$14,160	$4,754,336	$4,768,496
	January 31, 2013	$15,000	$3,905,962	$3,920,962
NFJ	January 31, 2014	$15,990	$4,754,336	$4,770,326
	January 31, 2013	$15,530	$3,907,212	$3,922,742
RCS	January 31, 2014	$15,990	$6,933,886	$6,949,876
	January 31, 2013	$15,530	$9,712,670	$9,728,200
NCV	February 28, 2014	$25,360	$4,832,128	$4,857,488
	February 28, 2013	$24,910	$4,060,762	$4,085,672
NCZ	February 28, 2014	$31,360	$4,826,128	$4,857,488
	February 28, 2013	$30,910	$4,054,762	$4,085,672
PGP	March 31, 2014	$15,990	$7,878,773	$7,894,763
	March 31, 2013	$15,530	$8,119,796	$8,135,326

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business. As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation. A quorum for each of NCV, NCZ, NIE, NFJ and PGP at the applicable Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at such Meeting, except that, where the Preferred Shares or Common Shares will vote as separate classes, then 30% of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business by that class. For RCS, the presence at the Meeting, in person or by proxy, of the holders of a majority of Shares entitled to vote shall be necessary and sufficient to constitute a quorum. In the event that a quorum is not present at a Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the proposal set forth in the Notice are not received by the time scheduled for a Meeting, the persons named as proxies may propose one or more adjournments of such Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies for a Fund, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the applicable Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require, with respect to NCV, NCZ, NIE, NFJ and PGP, the affirmative vote of a plurality of the Shares of the relevant Fund, or, with respect to RCS, the affirmative vote of a majority of the Shares of RCS entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. In the case of a proposal to elect Trustees recommended by the Nominating Committee, the persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of one or more of the nominees. They will vote against any such adjournment those proxies submitted that instruct them to withhold all votes on the nominees. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before a Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Votes cast by proxy or in person at a Meeting will be counted by persons appointed by NCV, NCZ, NIE, NFJ and PGP as tellers, and by RCS as inspectors (collectively, the “Tellers/Inspectors”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers/Inspectors will include the total number of Shares present at a Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees/Directors, abstentions and broker non-votes will have no effect on the outcome of such Proposal. For a proposal requiring approval any Proposal for a specific percentage of shares present or outstanding abstentions and broker non-votes will have the same effect as a vote against the proposal.

For ease of reference, the terms “shares” and “shareholders” as used herein include stock issued by, and stockholders of, RCS.

Reports to Shareholders. Below are the dates on or about which the Annual Reports to Shareholders for the most recently completed fiscal year of each Fund were mailed:

Fund	Mail Date of the Annual Report to Shareholders
NCV	April 28, 2014
NCZ	April 28, 2014
NIE	March 27, 2014
NFJ	March 27, 2014
PGP	May 23, 2014
RCS	March 27, 2014

Additional copies of the Funds’ Annual Reports and Semi-Annual Reports may be obtained without charge from the Funds by calling 1-800-254-5197 or by writing to the Funds at 1633 Broadway, New York, New York 10019.

Shareholder Proposals for the Annual Meeting for the 2015-2016 Fiscal Year. It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in July 2015. Proposals of Shareholders intended to be presented at that annual meeting of a Fund must be received by the applicable Fund no later than February 17, 2015 for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee/Director nominees) for a Fund intended to be presented at the annual meeting for the 2015-2016 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the applicable Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws. Each Fund’s Bylaws provide that any such proposal must be received in writing by the Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year’s shareholder meeting; provided that, if, in accordance with applicable law, the upcoming shareholder meeting is set for a date that is not within 30 days from the anniversary of the Fund’s prior shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming shareholder meeting date or (ii) the 10th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the July 17 anniversary of this year’s meeting, such proposals must be received no earlier than April 18, 2015 and no later than May 3, 2015. If a Shareholder who wishes to present a proposal fails to notify the Fund within the dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE APPLICABLE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

June 17, 2014

Exhibit A to Proxy Statement

Allianz Global Investors Fund Management Sponsored Closed-End Funds

Audit Oversight Committee Charter

(Adopted as of January 14, 2004,

as amended through

June 14, 2011)

The Board of Trustees or Directors (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent registered public accounting firm (“IA”), and the performance of the Fund’s internal control systems and IA. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the IA is responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s IA based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the IA shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s IA must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the IA relating to financial reporting.

2. To consider the independence of the Fund’s IA at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the IA as required by Rule 3526 of the Public Company Accounting Oversight Board.

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the IA to the Fund and (ii) all non-audit services rendered by the IA to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review the fees charged by the IA to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s IA.

6. Obtain and review at least annually a report from the IA describing (i) the IA’s internal quality-control procedures and (ii) any material issues raised (a) by the IA’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more IA carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund’s IA arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the IA to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the IA matters required by Statement of Accounting Standards (“SAS”) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9. Discuss with management and, as needed, the IA the Fund’s unaudited financial statements.

10. Review with the IA any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management and, as applicable, with the IA the Fund’s accounting and financial reporting policies, practices and internal controls, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the IA.

12. Discuss with management its policies with respect to risk assessment and risk management.

13. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

14. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

15. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

16. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

17. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

18. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the IA and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s IA for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of February 1, 2014)

ALLIANZGI NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (“NFJ”)

ALLIANZGI CONVERTIBLE & INCOME FUND (“NCV”)

ALLIANZGI CONVERTIBLE & INCOME FUND II (“NCZ”)

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND (“NIE”)

PCM FUND, INC. (“PCM”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND (“PCQ”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (“PCK”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (“PZC”)

PIMCO CORPORATE & INCOME STRATEGY FUND (“PCN”)

PIMCO CORPORATE & INCOME OPPORTUNITY FUND (“PTY”)

PIMCO DYNAMIC CREDIT INCOME FUND (“PCI”)

PIMCO DYNAMIC INCOME FUND (“PDI”)

PIMCO INCOME STRATEGY FUND (“PFL”)

PIMCO INCOME STRATEGY FUND II (“PFN”)

PIMCO GLOBAL STOCKSPLUS & INCOME FUND (“PGP”)

PIMCO HIGH INCOME FUND (“PHK”)

PIMCO INCOME OPPORTUNITY FUND (“PKO”)

PIMCO MUNICIPAL INCOME FUND (“PMF”)

PIMCO MUNICIPAL INCOME FUND II (“PML”)

PIMCO MUNICIPAL INCOME FUND III (“PMX”)

PIMCO NEW YORK MUNICIPAL INCOME FUND (“PNF”)

PIMCO NEW YORK MUNICIPAL INCOME FUND II (“PNI”)

PIMCO NEW YORK MUNICIPAL INCOME FUND III (“PYN”)

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND INC. (“RCS”)

A-1

Exhibit B-1 to Proxy Statement

Report of Audit Oversight Committee

of the Board of Trustees/Directors of

ALLIANZGI NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”)

ALLIANZGI Equity & Convertible Income Fund (“NIE”)

PIMCO Strategic Income Fund Inc. (“RCS”)

(each a “Fund”)

Dated March 25, 2014

The Audit Oversight Committee (the “Committee”) oversees each Fund’s financial reporting process on behalf of the Board of Trustees/Directors of each Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with each Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that each Fund’s financial statements for the fiscal year ended January 31, 2014 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), each Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended January 31, 2014. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), each Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC (“PIMCO”), RCS’s sub-adviser, Allianz Global Investors U.S. LLC (“AllianzGI”), NIE’s sub-adviser and AllianzGI and NFJ Investment Group LLC (“NFJ LLC”), NFJ’s sub-advisers and any entity controlling, controlled by or under common control with AGIFM or PIMCO or AllianzGI or NFJ LLC that provided services to a Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of each Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended January 31, 2014 be included in the relevant Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as each Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2015.

Submitted by the Audit Oversight Committee of the Board of Trustees/Directors:

Deborah A. DeCotis,

Bradford K. Gallagher,

James A. Jacobson,

Hans W. Kertess,

William B. Ogden, IV and

Alan Rappaport

APP-B1

Exhibit B-2 to Proxy Statement

Report of Audit Oversight Committee

of the Board of Trustees of

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

(each, a “Fund”)

Dated April 22, 2014

The Audit Oversight Committee (the “Committee”) oversees each Fund’s financial reporting process on behalf of the Board of Trustees of each Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with each Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that each Fund’s financial statements for the fiscal year ended February 28, 2014 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), each Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended February 28, 2014. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to each Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), each Fund’s investment manager, Allianz Global Investors U.S. LLC (“AllianzGI”), each Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or AllianzGI that provided services to a Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of each Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended February 28, 2014 be included in the relevant Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as each Fund’s independent registered public accounting firm for the fiscal year ending February 28, 2015.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Deborah A. DeCotis,

Bradford K. Gallagher,

James A. Jacobson,

Hans W. Kertess,

William B. Ogden, IV and

Alan Rappaport

APP-B2

Exhibit B-3 to Proxy Statement

Report of Audit Oversight Committee

of the Board of Trustees of

PIMCO Global StocksPLUS® & Income Fund

(the “Fund”)

Dated May 22, 2014

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended March 31, 2014 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended March 31, 2014. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended March 31, 2014 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2015.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Deborah A. DeCotis,

Bradford K. Gallagher,

James A. Jacobson,

Hans W. Kertess,

William B. Ogden, IV and

Alan Rappaport

APP-B3

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2014

The undersigned holder of Common Shares of AllianzGI Convertible & Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Julian F. Sluyters, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:00 a.m., Eastern Time, July 17, 2014 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2014. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended Feburary 28, 2014 for AllianzGI Convertible & Income Fund are also available at us.allianzgi.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ALLIANZGI CONVERTIBLE & INCOME FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.	SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: —

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Bradford K. Gallagher (Class II)	O	O

2.	To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2014

The undersigned holder of Preferred Shares of AllianzGI Convertible & Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Julian F. Sluyters, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:00 a.m., Eastern Time, July 17, 2014 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2014. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended February 28, 2014 for AllianzGI Equity & Convertible Income Fund are also available at us.allianzgi.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ALLIANZGI CONVERTIBLE & INCOME FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: —

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) James A. Jacobson (Class II)	O	O

	(02) Bradford K. Gallagher (Class II)	O	O

2.	To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2014

The undersigned holder of Common Shares of AllianzGI Convertible & Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Julian F. Sluyters, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:00 a.m., Eastern Time, July 17, 2014 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2014. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended February 28, 2014 for AllianzGI Convertible & Income Fund II are also available at us.allianzgi.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ALLIANZGI CONVERTIBLE & INCOME FUND II

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: —

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Bradford K. Gallagher (Class II)	O	O

	(02) Deborah A. DeCotis (Class II)	O	O

2.	To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2014

The undersigned holder of Preferred Shares of AllianzGI Convertible & Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Julian F. Sluyters, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:00 a.m., Eastern Time, July 17, 2014 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2014. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended February 28, 2014 for AllianzGI Convertible & Income Fund II are also available at us.allianzgi.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ALLIANZGI CONVERTIBLE & INCOME FUND II

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: —

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) James A. Jacobson (Class II)	O	O

	(02) Bradford K. Gallagher (Class II)	O	O

	(03) Deborah A. DeCotis (Class II)	O	O

2.	To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2014

The undersigned holder of Common Shares of AllianzGI Equity & Convertible Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Julian F. Sluyters, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 11:00 a.m., Eastern Time, July 17, 2014 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2014. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended January 31, 2014 for AllianzGI Equity & Convertible Income Fund are also available at us.allianzgi.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: —

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Alan Rappaport (Class I)	O	O

	(02) Hans W. Kertess (Class I)	O	O

	(03) William B. Ogden, IV (Class I)	O	O

2.	To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2014

The undersigned holder of Common Shares of AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Julian F. Sluyters, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 1:30 p.m., Eastern Time, July 17, 2014 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2014. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended January 31, 2014 for AllianzGI NFJ Dividend, Interest & Premium Strategy Fund are also available at us.allianzgi.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ALLIANZGI NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: —

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Alan Rappaport (Class III)	O	O

	(02) John C. Maney (Class III)	O	O

2.	To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2014

The undersigned holder of Common Shares of PIMCO Global StocksPLUS® & Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Julian F. Sluyters, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 2:30 p.m., Eastern Time, July 17, 2014 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2014. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended March 31, 2014 for PIMCO Global StocksPLUS® & Income Fund are also available at us.allianzgi.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO GLOBAL STOCKSPLUS® & INCOME FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: —

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Alan Rappaport (Class III)	O	O

	(02) John C. Maney (Class III)	O	O

2.	To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2014

The undersigned holder of Common Shares of PIMCO Strategic Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Julian F. Sluyters, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 2:30 p.m., Eastern Time, July 17, 2014 at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2014. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended January 31, 2014 for PIMCO Strategic Income Fund, Inc. are also available at us.allianzgi.com/closedendfunds.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO STRATEGIC INCOME FUND, INC.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: —

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Hans W. Kertess (Class II)	O	O

	(02) John C. Maney (Class II)	O	O

	(03) Bradford K. Gallagher (Class II)	O	O

2.	To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

B.	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]